Exhibit 10.51

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE IS SUBJECT TO, AND IN CERTAIN CASES PROHIBITED BY, THE TERMS AND CONDITIONS OF A CERTAIN STOCKHOLDERS’ AGREEMENT BY AND AMONG NEUROBO PHARMACEUTICALS, INC., A DELAWARE CORPORATION (THE “COMPANY”), AND CERTAIN HOLDERS OF STOCK OF THE COMPANY.  BY ACCEPTING ANY INTEREST IN THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE, THE PERSON ACCEPTING SUCH INTEREST, TO THE EXTENT NOT THERETOFORE A PARTY TO SUCH STOCKHOLDERS’ AGREEMENT, SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY THE PROVISIONS OF THAT STOCKHOLDERS’ AGREEMENT, IF STILL THEN IN EFFECT, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER, OWNERSHIP AND VOTING SET FORTH THEREIN.  COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS PERMITTED WITHOUT REGISTRATION UNDER THE ACT AND SUCH LAWS.

CONVERTIBLE PROMISSORY NOTE

U.S. Dollars	Original Issue Date:
Boston, Massachusetts

For value received, NeuroBo Pharmaceuticals, Inc., a Delaware corporation (the “Company”), promises to pay to           (“Holder”) the principal sum of $          U.S. Dollars (the “Loan”) together with accrued and unpaid interest thereon, each due and payable on the date and in the manner set forth below.

This convertible promissory note (this “Note”) is issued pursuant to the terms of that certain Convertible Promissory Note Purchase Agreement, dated as of          , by and between the Company and the original Holder.

1.                                      Repayment.  All payments hereunder to the Holder shall be in lawful money of the United States of America.  All payments shall be applied first to accrued interest, and thereafter to principal.  The outstanding principal amount of the Loan shall be due and payable on           (the “Maturity Date”).

2.                                      Interest Rate.  The Company promises to pay interest on the outstanding principal amount of the Loan from the date hereof until payment in full, which interest shall be payable at the rate of 5.00% per annum or the maximum rate permissible by law, whichever is less, compounded annually.  Interest shall be due and payable on the Maturity Date and shall be calculated on the basis of a 365-day year for the actual number of days elapsed.

3.                                      Conversion.

(a)                                 General. From and after the earlier of (i)           and (ii) the closing of an initial public offering of shares of Common Stock (as defined below) by the Company in the United States of America or the Republic of Korea, the Holder shall have the right at any time and from time to time to convert all or any portion of the then-unpaid principal amount of this Note, plus the unpaid interest accrued thereon to but excluding the Conversion Date (as defined below), into shares (the “Conversion Shares”) of the Company’s common stock, par value $1.000000 per share (the “Common Stock”), at a conversion price of $4,000.00 per share, subject to adjustment as provided in this Section 3 (the “Conversion Price”).  The number of Conversion Shares issuable upon conversion shall be determined by the quotient obtained by dividing (1) the sum of the portion of the then-unpaid principal to be converted and the unpaid interest accrued thereon to but excluding the Conversion Date by (2) the Conversion Price.   The resulting number of Conversion Shares shall be rounded up or down to the nearest whole share so that no fractional Conversion Share shall be issuable.

(b)                                 Mechanics. The Holder may effect a conversion by delivering to the Company (1) the originally executed Note, (2) notice of the conversion, substantially in the form attached hereto as Annex A (the “Notice of Conversion”), specifying the portion of then-unpaid principal amount and accrued and unpaid interest to be converted and (3) if the Holder is not already a party to that certain Stockholders’ Agreement by and among the Company and certain holders of stock of the Company (the “Stockholders’ Agreement”) and the Stockholders’ Agreement is still then in effect, a duly executed instrument in such form as shall be specified by the Company providing for the Holder to become a party to, and bound by, the Stockholders’ Agreement, from and after the Conversion Date. The date on which the conversion shall be effected (the “Conversion Date”) shall be the fifth (5th) Business Day after the date on which the Notice of Conversion is delivered to the Company, or such earlier date as may be mutually agreed upon by the Company and the Holder.

(c)                                  Issuance of Stock Certificate and New Note. Effective as of the Conversion Date, the Company shall issue or cause to be issued to the Holder (1) a certificate evidencing the applicable number of Conversion Shares and (2) if any portion of the then-unpaid principal amount was not converted, a new Note executed as of the Conversion Date with a principal amount equal to the unconverted portion of the principal amount, the terms and conditions of which shall otherwise be the same as the original Note.  The certificate evidencing the Conversion Shares shall contain thereon the following (or a substantially similar) legend, together with any other legends that may be required by the Company or by applicable state or federal securities laws:

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO, AND IN CERTAIN CASES PROHIBITED BY, THE TERMS AND CONDITIONS OF A CERTAIN STOCKHOLDERS’ AGREEMENT BY AND AMONG THE STOCKHOLDER,

NEUROBO PHARMACEUTICALS, INC., A DELAWARE CORPORATION (THE “COMPANY”), AND CERTAIN OTHER HOLDERS OF STOCK OF THE COMPANY.  BY ACCEPTING ANY INTEREST IN SUCH SECURITIES, THE PERSON ACCEPTING SUCH INTEREST, TO THE EXTENT NOT THERETOFORE A PARTY TO SUCH STOCKHOLDERS’ AGREEMENT, SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY THE PROVISIONS OF SUCH STOCKHOLDERS’ AGREEMENT, IF STILL THEN IN EFFECT, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER, OWNERSHIP AND VOTING SET FORTH THEREIN.  COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS PERMITTED WITHOUT REGISTRATION UNDER THE ACT AND SUCH LAWS.

(d)                                 Adjustment of Conversion Price.

(i)                                     If at any time the Company shall subdivide the outstanding shares of Common Stock into a greater number of shares, or declare and pay a dividend on the Common Stock payable in additional shares of Common Stock, then the Conversion Price, as then in effect, shall be proportionately reduced.  If the Company shall combine its outstanding Shares into a lesser number of Shares, then the Conversion Price, as then in effect, shall be proportionately increased.

(ii)                                  If any reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another entity, or the sale, transfer or lease of all or substantially all of the Company’s assets to another entity, shall be effected in such a way that a holder of shares of Common Stock shall be entitled to receive shares, securities or assets with respect to or in exchange for such shares of Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Company or such successor or purchasing entity, as the case may be, shall execute an amendment to this Note providing that the Holder shall have the right during the period of convertibility of this Note to convert this Note into the kind and amount of shares, securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale by a holder of the number of shares of Common Stock into which this Note, if then convertible, might have been converted immediately prior to such reorganization, reclassification, consolidation, merger or sale, subject to adjustments to the Conversion Price which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3(d).

(e)                                  Covenant to Reserve Shares for Conversion.  The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock, such number of shares of Common Stock as may then be issuable upon the conversion of this Note.

4.                                      Prepayment.  The Company may not prepay this Note prior to the Maturity Date without the consent of the Holder.

5.                                      Maturity.  Unless this Note has been previously converted in full in accordance with the terms of Section 3, the entire outstanding principal balance on the Maturity Date (the “Maturity Date Principal Balance”) and all unpaid accrued interest shall become fully due and payable on the Maturity Date.  At the option of the Holder, the amount then payable may be converted in full in accordance with the terms of Section 3, provided that for these purposes, the Maturity Date shall be deemed to be the Conversion Date.

6.                                      Expenses.  In the event of any default hereunder, the Company shall pay all reasonable attorneys’ fees and court costs incurred by Holder in enforcing and collecting this Note.

7.                                      Default.  If there shall be any Event of Default hereunder, at the option and upon the declaration of the Holder and upon written notice to the Company (which election and notice shall not be required in the case of an Event of Default under Section 7(b) or 7(c)), this Note shall accelerate and all unpaid principal and unpaid accrued interest shall become due and payable. The occurrence of any one or more of the following shall constitute an Event of Default:

(a)                                 The Company fails to pay timely any of the principal amount due under this Note on the date the same becomes due and payable or any accrued interest or other amounts due under this Note on the date the same becomes due and payable;

(b)                                 The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; or

(c)                                  An involuntary petition is filed against the Company (unless such petition is dismissed or discharged within 60 days under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company.

8.                                      Waiver.  The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

9.                                      Governing Law.  This Note shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its conflicts of laws principles.

10.                               Modification; Waiver. Any term of this Note may be amended or waived with the written consent of the Company and the Holder.

11.                               Assignment.  This Note may be transferred only upon its surrender to the Company for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company. Thereupon, this Note shall be reissued to, and registered in the name of, the transferee, or a new Note for like principal amount and interest shall be issued to, and registered in the name of, the transferee.  Interest and principal shall be paid solely to the registered Holder.  Such payment shall constitute full discharge of the Company’s obligation to pay such interest and principal.

[Signature page follows]

NeuroBo Pharmaceuticals, Inc.

By:
Name:
Title:

ANNEX A

NOTICE OF CONVERSION

Pursuant to Section 3(b) of the Convertible Promissory Note due           (the “Note”) issued by NeuroBo Pharmaceuticals, Inc., a Delaware corporation (the “Company”), the undersigned Holder of the Note hereby elects to convert to shares of Common Stock the unpaid portion of the principal amount of the Note indicated below, plus all unpaid interest accrued thereon to but excluding the Conversion Date.  Capitalized terms used but not defined in this Notice of Conversion have the meanings given to them in the Note.

Check one:

☐                                    Convert the entire unpaid principal amount.

☐                                    Convert the following unpaid portion of the principal amount.

Name of Holder:

Date:	By:
Name:
Title: